U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2003

THERMA-WAVE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26911

(Commission File Number)

94-3000561

(I.R.S. Employer Identification Number)

1250 Reliance Way

Fremont, California

(Address of Principal Executive Offices)

94539

(Zip Code)

(510) 668-2200

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1 Press Release dated May 28, 2003 announcing fourth fiscal quarter and fiscal year 2003 financial results.

ITEM 9. Regulation FD Disclosure

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under this "Item 9. Regulation FD Disclosure."

On May 28, 2003, Therma-Wave, Inc. issued a press release announcing its financial results for the fourth fiscal quarter and fiscal year ended March 30, 2003. A copy of this press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 28, 2003

Therma-Wave, Inc.

By: /s/ L. Ray Christie
Name: L. Ray Christie
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Number

Exhibit Description

99.1

Press Release dated May 28, 2003